                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2005
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                              ENCLAVES GROUP, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                       000-29689                    20-1951556
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(State or other jurisdiction     (Commission                   (IRS Employer
 of incorporation)               File Number)                Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas             75006
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     (Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code: (972) 416-9304
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 9, 2005  Enclaves  Group,  Inc.  (the  "COMPANY")  entered into a
"media"  agreement  with Global Media Fund,  LLC ("GMF"),  pursuant to which GMF shall  produce and  distribute  $3,000,000  worth of nationally  syndicated  (i)
newspaper  features  and/or  (ii) radio  features on behalf of the  Company,  at standard  advertising  rates  generally  paid  by  GMF,  and  with  the  Company determining the ratio of print to radio features. The newspaper features will be distributed to 10,250 daily and weekly newspapers and news and wire services for one year after  "media pick up." GMF  guarantees  that each print  feature  will receive  placements  in at least  100  newspapers.  The radio  features  will be distributed  to more than  6,000  radio  stations  across  the  country  and GMF guarantees  that  each  radio  release  will be  played  on at least  400  radio stations.

     The total cost of these services shall be $250,000, payable in common stock of the Company. Specifically,  $150,000 of common stock shall be issued upon the effectiveness  of that  certain  Registration  Statement  on Form  SB-2 that the
Company is  currently  obligated  to file for  certain  prior  investors  in the
Company,  with such  $150,000 of common stock being valued at 90% of the average closing price of the common stock during the five trading days immediately prior to the registration statement's effectiveness. The remaining balance of $100,000 of  common  stock  shall  be  issued  on the  first  day of the  month  for four consecutive months after GMF commences  performance under the "media" agreement, with such stock being valued at 90% of the average  closing price for the common stock during the five trading days immediately prior to each respective issuance date.

     A copy of the "media" agreement is filed as Exhibit 10.1 to this report and the contents of that agreement are incorporated  herein by reference.  Moreover, the foregoing  description is only a summary of some of the material  provisions of the "media"  agreement,  does not purport to be complete  and is qualified in its entirety by reference to the full text of the "media" agreement.

ITEM 3.02.  UNREGISTERED SALE OF EQUITY SECURITIES.

     See  "Item  1.01.  Entry  into  a  Material  Definitive  Agreement"  above, discussing the sale of the shares of common stock of the Company to GMF pursuant to that certain "media"  agreement entered into by the Company and GMF on August
9, 2005.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

Exhibit No.     Description of Exhibit
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10.1            Agreement  entered into by Enclaves Group, Inc. and Global Media
                Fund, LLC on August 9, 2005

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                 ENCLAVES GROUP, INC.

Dated: August 15, 2005           By:/s/ Daniel G. Hayes
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                                    Name: Daniel G. Hayes
                                    Title: President and Chief Executive Officer